NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

SUBSCRIPTION AGREEMENT

1.            PURCHASE AND SALE.

1.1          The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from the Company the amount set forth on the signature page hereto (the “Subscription Proceeds”), on the basis of the representations and warranties and subject to the terms and conditions set forth herein, up to 1,000,000 units at a price of $.15 per Unit (the “Offering”), with each “Unit” consisting of one share of Common Stock of the Company and a warrant (in the form annexed hereto) to purchase two shares of Common Stock of the Company at a price of $.64 per share for a period of three years (such subscription and agreement to purchase being the “Subscription”). Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company. The Offering is not subject to any minimum aggregate subscription level.

2.            THE TRANSACTION.

2.1          The Subscription Proceeds must accompany this Subscription and shall be paid to the Company by wire transfer or by check of immediately available funds. The wiring instructions are provided on the Acceptance page of this Subscription Agreement.

2.2           The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held on behalf of the Company.  In the event that this Subscription Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, within 30 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

2.3           Where the Subscription Proceeds are paid to the Company, the Company is entitled to treat such Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and the certificates representing the Units have been issued to the Subscriber.

2.4           Closing of the Offering (the “Closing”) shall occur on or before such date as may be determined by the Company (the “Closing Date”).

2.5           The Company may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the securities underlying the Units to such subscriber(s) against payment therefor at any time on or prior to the Closing Date.

3.          REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

As a material inducement to the Subscriber to enter into this Agreement and to acquire the Units, the Company represents and warrants that the following statements are true and correct in all material respects, except as expressly qualified or modified herein.

3.1           Validity of Transactions. This Agreement, and each document executed and delivered by the Company in connection with the transactions contemplated by this Agreement, have been duly authorized, executed and delivered by the Company and is each the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor’s rights generally and by general principles of equity.

3.2           Valid Issuance. The securities underlying the Units that are being sold to the Subscriber hereunder are duly and validly issued, fully paid and nonassessable and free of restrictions on transfer, other than restrictions on transfer under this Agreement and under applicable federal and state securities laws, and will be free of all other liens and adverse claims.

3.3           Securities Law Compliance. Assuming the accuracy of the representations and warranties of the Subscriber set forth in Section 4 of this Agreement, the offer, sale and delivery of the securities underlying the Units will constitute an exempted transaction under the Securities Act of 1933, as amended and now in effect (“Securities Act”), and registration of the securities underlying the Units under the Securities Act is not required.

4.          REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER.

Each Subscriber hereby represents, warrants, and covenants with the Company as follows:

4.1           Legal Power. The Subscriber has the requisite power to enter into this Agreement, to purchase the Units hereunder, and to carry out and perform its obligations under the terms of this Agreement.

4.2           Due Execution. This Agreement has been duly executed and delivered by Subscriber, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of the Subscriber.

4.3           Receipt of Restricted Securities. The Subscriber has been advised that the Units and securities underlying the Units have not been registered under the Securities Act or any other applicable securities laws and that the Units are being offered and sold pursuant to Section 4(2) of the Securities Act, and that the Company’s reliance upon Section 4(2) of the Securities Act is predicated in part on the Subscriber’s representations as contained herein.

4.3.1           The Subscriber acknowledges that the Units and the securities underlying the Units have not been registered under the Securities Act or the securities laws of any state and are being offered, and will be sold, pursuant to applicable exemptions from such registration for nonpublic offerings and will be sold as “restricted securities” as defined by Rule 144 promulgated pursuant to the Securities Act. The Units and securities underlying the Units may not be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of the Company’s counsel, an applicable exemption from registration is available.

4.3.2           The Subscriber is acquiring the Units for its own account, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws.

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4.3.3           The Subscriber understands and acknowledges that the securities underlying the Units will bear the following legend (or something similar):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE HAVING JURISDICTION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

4.3.4           The Subscriber acknowledges that an investment in the Units is not liquid and is transferable only under limited conditions. The Subscriber acknowledges that such securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Subscriber is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions and that such Rule is not now available and, in the future, may not become available for resale of the securities underlying the Units.

4.4           Subscriber Status.  At the time the Subscriber was offered the Units, it was, and at the date hereof it is an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act.  The Subscriber, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Units, and has so evaluated the merits and risks of such investment.  The Subscriber is able to bear the economic risk of an investment in the Units and, at the present time, is able to afford a complete loss of such investment.

4.5           Access to Information; Independent Investigation. The Subscriber, in making the decision to purchase the Units, has relied upon independent investigations made by his/her/its representative, and the Subscriber or his/her/its representative have, prior to any sale to the Subscriber, been given access and the opportunity to ask questions of and to receive answers from, the Company or any person acting on its behalf concerning the books and records of the Company, all material contracts and documents of the Company, and the terms and conditions of the transactions contemplated by this Agreement. The Subscriber or his/her/its representative has been furnished with all materials relating to the business, finances, and operation of the Company and the Subscriber or his/her/its representative has received complete and satisfactory answers to any and all inquiries relating thereto. Other than as contained herein, and the business plan of the Company as supplied by the Company to the Subscriber, no other representations or warranties have been made by the Company, either orally or in writing.

4.6           Miscellaneous.

(a)          The Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;

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(b)          The entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the documents of, the Subscriber, or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(c)          The Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

(d)          The Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(e)          The Subscriber is acquiring the Units pursuant to an exemption from the registration and prospectus requirements of applicable securities legislation in all jurisdictions relevant to this Subscription, and, as a consequence, the Subscriber will not be entitled to use most of the civil remedies available under applicable securities legislation and the Subscriber will not receive information that would otherwise be required to be provided to the Subscriber pursuant to applicable securities legislation;

(f)          The Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the securities of the Company;

(g)          the Subscriber has made an independent examination and investigation of an investment in the Units and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber's decision to invest in the Units and the Company;

(h)          The Subscriber

(i)          is able to fend for him/her/itself in the Subscription;

(ii)         has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Units; and

(iii)        has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(i)          The Subscriber understands and agrees not to engage in any hedging transactions involving any of the Units unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state and federal securities laws;

(j)          No person has made to the Subscriber any written or oral representations:

(i)          that any person will resell or repurchase any of the securities underlying the Units;

(ii)         that any person will refund the purchase price of any of the Units;

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(iii)        as to the future price or value of any of the securities underlying the Units; or

(iv)        That any of the securities underlying the Units will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the securities underlying the Units of the Company on any stock exchange or automated dealer quotation system.

(k) The Subscriber has acknowledged that the decision to purchase the Units was solely made on the basis of publicly available information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the securities underlying the Units.

5.            MISCELLANEOUS.

   5.1           Governing Law; Venue; Waiver of Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Connecticut, without regard to the principles of conflicts of law thereof.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of Fairfield for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  The parties hereby waive all rights to a trial by jury.  If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.2           Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

5.3           Entire Agreement. This Agreement and the Exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

5.4           Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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5.5           Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Subscriber. Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

5.6           Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be effective when delivered personally, or sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested).

5.7           Faxes and Counterparts. This Agreement may be executed in one or more counterparts. Delivery of an executed counterpart of the Agreement or any exhibit attached hereto by facsimile transmission shall be equally as effective as delivery of an executed hard copy of the same. Any party delivering an executed counterpart of this Agreement or any exhibit attached hereto by facsimile transmission shall also deliver an executed hard copy of the same, but the failure by such party to deliver such executed hard copy shall not affect the validity, enforceability or binding nature effect of this Agreement or such exhibit.

5.8           Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

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IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

DELIVERY AND REGISTRATION INSTRUCTIONS

Delivery - please deliver the Share certificates to:

The undersigned hereby acknowledges that he or she will deliver to the Company all such additional completed forms in respect of the Subscriber's purchase of the Units as may be required for filing with the appropriate securities commissions and regulatory authorities.

(Name of Subscriber – Please type or print)

(Signature and, if applicable, Office)

(Address of Subscriber)

(City, State, and Zip Code of Subscriber)

(SS # or Tax ID # of Subscriber)

(Fax Number and email address)

Subscription Amount:	Dollar Amount: USD$_______________	# Units:____________________

ACCEPTANCE

The above-mentioned Agreement in respect of the Units is hereby accepted by 3D Total Solutions, Inc.

DATED at ____________________________________, the ________day of __________________, 2014.

3D Total Solutions, Inc.

Per:

James Endee – President
Authorized Signatory

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